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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                    of 1934.

Date of Report (Date of earliest event reported): April 20, 2004



                              LANNETT COMPANY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                           0-9036              23-0787-699
--------------------------------         -----------        ------------------
State or other Jurisdiction              Commission         I.R.S. Employer
of Incorporation or Organization         File Number        Identification No.



                     9000 State Road, Philadelphia, PA 19136
               ---------------------------------------------------
               Address of Principal Executive Offices and Zip Code


       Registrant's telephone number, including area code: (215) 333-9000




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ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

         On March 23, 2004, Lannett Company, Inc. (the "Company" or "Lannett") entered into an agreement with Jerome Stevens Pharmaceuticals, Inc. (JSP) for the Company's exclusive distribution rights in the United States to the current line of JSP products, in exchange for four million (4,000,000) shares of the Company's common stock. According to the agreement, which has a term of ten years, JSP will supply Lannett with Butalbital with Aspirin, Caffeine and Codeine Phosphate capsules ("BACC"), Digoxin tablets ("Digoxin") and Levothyroxine Sodium tablets, sold under the generic name and the brand name "Unithroid" ("Levothyroxine"). For the purposes hereof, BACC, Digoxin and Levothyroxine are collectively referred to as the "Products." The obligation of LCI to issue the four million (4,000,000) shares was subject to the receipt of a fairness opinion issued by a recognized and reputable investment banking firm (the "Investment Banker") in opining that the issuance of the four million (4,000,000) shares and the resulting dilution of the ownership interest of Lannett's minority shareholders was fair to such shareholders in view of the Products' contribution or potential contribution to Lannett's profitability. On April 20, 2004, the Investment Banker, which was selected by the independent Directors of Lannett's Board, opined that the issuance of the four million (4,000,000) shares and the resulting dilution of the ownership interest of Lannett's minority shareholders was fair to such shareholders in view of the Products' contribution or potential contribution to Lannett's profitability. As such, the Company is obliged to issue the four million (4,000,000) shares to JSP, or its designees. The Company has also agreed to file a registration statement registering the four million (4,000,000) shares. The agreement and the Company's press release regarding the agreement are included in this Form 8-K, as Exhibits 2.1 and 99.1, respectively. This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.


ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

     (C)      Exhibits

     2.1 Agreement dated March 23, 2004 by and between Lannett Company, Inc. and Jerome Stevens Pharmaceuticals, Inc.

    99.1      May 5, 2004 Press Release

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                     LANNETT COMPANY, INC

                                                     By:  /s/ Larry Dalesandro
                                                        -----------------------
                                                     Chief Financial Officer

Date:  May 5, 2004


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                                  EXHIBIT INDEX

Exhibit:    Description:

 2.1 Agreement dated March 23, 2004 by and between Lannett Company, Inc. and Jerome Stevens Pharmaceuticals, Inc.

99.1   May 5, 2004 Press Release